Exhibit 99.1

news release

FOR IMMEDIATE RELEASE

HanesBrands Completes Sale of Global Champion Business to Authentic

Brands Group

WINSTON-SALEM, N.C. - September 30, 2024 - HanesBrands Inc. (NYSE: HBI), a global leader in iconic apparel brands, today announced that it has completed the sale of the intellectual property and certain operating assets of the Company’s global Champion business to Authentic Brands Group (“Authentic”).

“Today marks a major milestone on our journey to strengthen and simplify our business and is the culmination of a significant team effort to position HanesBrands on the optimal path for the future,” said Steve Bratspies, CEO. “With the successful completion of this transaction, combined with our internal cash generation, we expect to pay down approximately $1 billion of debt in the second half of 2024. Looking ahead, we believe we are well-positioned to generate strong shareholder returns over the next several years through topline growth, margin expansion, double-digit earnings per share growth, and further deleveraging of our balance sheet.”

Mr. Bratspies concluded, “I’d like to express my gratitude to the global Champion team for their contributions. We wish them well as the Champion brand writes the next chapter of its storied journey.”

The Company is providing additional details on a Form 8-K that has been filed with the U.S. Securities and Exchange Commission and is available on the Company’s investor relations website.

Advisors

Goldman Sachs & Co. LLC and Evercore are serving as financial advisors to HanesBrands, and Kirkland & Ellis LLP and Jones Day are serving as its legal advisors.

Cautionary Statement Concerning Forward-Looking Statements

This news release contains certain information that may constitute forward-looking statements, as defined under U.S. federal securities laws. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “could,” “will,” “expect,” “outlook,” “potential,” “project,” “estimate,” “future,” “intend,” “anticipate,” “plan,” “continue” or similar expressions, including statements herein regarding the expected benefits and financial impact of the sale of the global Champion business, including the use of proceeds therefrom for debt reduction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements with respect to our intent, belief and current expectations about our strategic direction, prospects and future results are forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from those implied or expressed by such statements. These risks and uncertainties include, but are not limited to, such things as, our ability to execute, and realize benefits, successfully, or at all, from the completed sale of the global Champion business; our ability to successfully implement our strategic plans, including our supply chain restructuring and consolidation and other cost savings initiatives; trends associated with our business; the rapidly changing retail environment and the level of consumer demand; the effects of any geopolitical conflicts (including the ongoing Russia-Ukraine conflict and Middle East conflicts) or public health emergencies or severe global health crises, including effects on consumer spending, global supply chains, critical supply routes and the financial markets; our ability to deleverage on the anticipated time frame or at all, which could negatively impact our ability to satisfy the financial covenants in our Credit Agreement or other contractual arrangements; any inadequacy, interruption, integration failure or security failure with respect to our information technology; future intangible assets or goodwill impairment due to changes in our business, market conditions, or other factors, including significant fluctuations in foreign exchange rates; legal, regulatory, political and economic risks related to our international operations; our ability to effectively manage our complex international tax structure; our future financial performance; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date on which such statement is made, and HanesBrands undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law.

About HanesBrands

HanesBrands (NYSE: HBI) is a global leader in manufacturing basics and Innerwear brands that are synonymous with comfort, quality, and value, and have been trusted by consumers around the world for generations. Among the company’s iconic brands are Hanes, the leading basic apparel brand in the U.S.; Bonds, an Australian staple since 1915 that is setting new standards for design and innovation; Maidenform, America’s number one shapewear brand; and Bali, Americas number one national bra brand in the U.S. HanesBrands owns the majority of its worldwide manufacturing facilities and has built a strong reputation for workplace quality and ethical business practices. The company, a longtime leader in sustainability, has set 2030 goals to improve the lives of people, protect the planet and produce sustainable products.

Contacts

News Media, contact: Nicole Ducouer, nicole.ducouer@hanes.com

Analysts and Investors, contact: T.C. Robillard, tc.robillard@hanes.com